EXHIBIT 10.4

[*]
Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended

FIRST AMENDMENT TO OFFICE SUBLEASE
THIS FIRST AMENDMENT TO OFFICE SUBLEASE (this “Amendment”) is entered into as of May 30, 2018 (the “Amendment Effective Date”), by and between CHARLES SCHWAB & CO., INC., a California corporation (“Sublandlord”), and FITBIT, INC., a Delaware corporation (“Subtenant”), with reference to the following facts:
A.    Sublandlord and Subtenant are parties to that certain Office Sublease dated as of April 11, 2016 (the “Lease”), pursuant to which Sublandlord leases to Subtenant space (the “Premises”) consisting of 311,166 rentable square feet located on the second (2nd) through eighth (8th) floors of the building located at 215 Fremont Street, San Francisco, California (the “Building”).
B.    [*]
C.    In addition, the parties desire to acknowledge the Rent Commencement Dates for Floors 5, 7 and 7A, and, concurrently herewith, enter into a Premises delivery confirmation letter for those respective floors in the form specified below.
NOW, THEREFORE, in consideration of the above recitals which by this reference are incorporated herein, the mutual covenants and conditions contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Sublandlord and Subtenant agree as follows:
1.Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Lease. Unless the context clearly indicates otherwise, all references to the “Lease” in the Lease and in this Amendment shall hereinafter be deemed to refer to the Lease, as amended hereby.
2.Rent Commencement Date for the Third (3rd) Floor. Sublandlord and Subtenant acknowledge that prior to the Amendment Effective Date, with respect to the payment of Rent and annual Base Rent escalations, Sublandlord has been operating as if the Rent Commencement Date for the Third (3rd) Floor Premises occurred on April 1, 2016. [*]
3.[*]
4.Rent Commencement Dates and Premises Delivery Confirmation for Floors 6, 7, 7A and 5. Sublandlord and Subtenant previously agreed that the Rent Commencement Date for the Sixth (6th) Floor was July 1, 2016. Sublandlord and Subtenant agree that the Rent Commencement Date for the Fifth (5th) Floor is February 1, 2018, and the Rent Commencement Date for the Seventh (7th) Floor and Floor 7A is April 1, 2017. Concurrently with the execution of this Amendment, the parties agree to confirm such dates by executing and delivering a Premises Delivery Confirmation letter for the Seventh (7th) Floor, Floor 7A and the Fifth (5th) Floor in the forms attached hereto as Schedule 1, Schedule 2 and Schedule 3.

*Confidential Treatment Requested.

5.First Floor Private Meeting Spaces and Breakrooms. Subtenant shall have no further rights to use the Break Rooms and Private Meeting Spaces on the first (1st) Floor of the Building.
6.Security Matters.
(a)Elevator Badge Access System. Excluding the 8th floor of the Building, at Subtenant’s request and at its sole cost and expense, Sublandlord shall install, control, operate and maintain an elevator badge access system in the elevators of the Building that provide access to the Premises (the “Elevator Access System”). The specifications for the Elevator Access System shall be subject to Sublandlord’s consent, which shall not be unreasonably withheld. Upon expiration or earlier termination of the Sublease. Subtenant shall reimburse Sublandlord for all costs of removing the Elevator Access System and restoring affected areas, including the elevator interiors. Subtenant shall reimburse Sublandlord, as additional rent, for all costs of the Elevator Access System and for removal and restoration work within ten (10) business days of Sublandlord’s request, which shall be accompanied by reasonable evidence of such costs. Payment of such costs shall constitute a direct obligation of Subtenant to Sublandlord and shall not be included in Operating Expenses.
(b)Visitor Rules. At Subtenant’s request, Sublandlord shall make good faith efforts to require Subtenant’s visitors to the Premises to execute a nondisclosure form to be provided by Subtenant; provided, however, that Sublandlord shall have no liability for the failure of any such visitors to execute such form.
7.Direct Expenses.
(a)Revised Definitions. The definition of the terms Building Direct Expenses, Building Operating Expenses and Building Tax Expenses set forth in the Lease shall be revised all follows:
(i)Building Direct Expenses shall mean Operating Expenses and Tax Expenses.
(ii)Building Operating Expenses shall mean Operating Expenses.
(iii)Building Tax Expenses shall mean Tax Expenses.
8.Accessibility Disclosure. Section 29.33 of the Sublease is hereby modified in its entirety to read as follows:
For purposes of Section 1938 of the California Civil Code, Sublandlord hereby discloses to Subtenant, and Subtenant hereby acknowledges, that the Premises have not undergone inspection by a Certified Access Specialist (as defined in California Civil Code Section 55.52). A Certified Access Specialist can inspect the Premises and determine whether the Premises comply with all of the applicable construction-related accessibility standards under state law. Although state law does not require a Certified Access Specialist inspection of the Premises, Sublandlord may not prohibit Subtenant from obtaining a Certified Access Specialist inspection of the Premises for the occupancy or potential occupancy of Subtenant, if requested by Subtenant. Sublandlord and Subtenant shall mutually agree on the arrangements for the time and manner of the Certified Access Specialist inspection, the payment of the fee for the Certified Access Specialist inspection, and the cost of making any repairs necessary to correct violations of construction-related accessibility standards within the Premises.
9.Mutual Release. Except with respect to obligations arising under this Amendment, each party hereto, on behalf of itself, its parents, subsidiaries, affiliates, predecessors, successors, heirs, executors, representatives, agents, attorneys, insurers, administrators or assigns, if any, as well as their respective officers, directors, managers, employees, owners, members, trustees, limited partners and other related persons or

*Confidential Treatment Requested.

entities (collectively, “Releasors”) hereby irrevocably and unconditionally fully and forever waives, releases and discharges the other party hereto, its parents, subsidiaries, affiliates, predecessors, successors, heirs, executors, representatives, agents, attorneys, insurers, administrators or assigns, if any, as well as their respective officers, directors, managers, employees, owners, shareholders, members, trustees, limited partners and other related persons or entities (collectively, “Releasees”) from any and all claims, demands, actions, causes of actions, obligations, judgments, rights, fees, damages, liabilities and expenses (inclusive of attorneys’ fees) of any kind whatsoever, whether known or unknown, asserted or unasserted, foreseen or unforeseen, existing or later acquired, direct, indirect, or derivative, in law or equity, arising out of the [*] (collectively, “Released Claims”).
(a)EACH OF THE PARTIES EXPRESSLY ACKNOWLEDGES THAT ALTHOUGH ORDINARILY A GENERAL RELEASE MAY NOT EXTEND TO CLAIMS WHICH THE RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN ITS FAVOR, WHICH IF KNOWN BY IT MAY HAVE MATERIALLY AFFECTED ITS SETTLEMENT WITH THE PARTY RELEASED, THEY HAVE CAREFULLY CONSIDERED AND TAKEN INTO ACCOUNT IN DETERMINING TO ENTER INTO THE ABOVE RELEASES THE POSSIBLE EXISTENCE OF SUCH UNKNOWN LOSSES OR CLAIMS. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, EACH OF THE PARTIES EXPRESSLY WAIVES ANY AND ALL RIGHTS CONFERRED UPON IT BY ANY STATUTE OR RULE OF LAW WHICH PROVIDES THAT A RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CLAIMANT DOES NOT KNOW OR SUSPECT TO EXIST IN ITS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY IT MAY HAVE MATERIALLY AFFECTED ITS SETTLEMENT WITH THE RELEASED PARTY, INCLUDING, WITHOUT LIMITATION, THE PROVISIONS OF CALIFORNIA CIVIL CODE SECTION 1542. THE RELEASES CONTAINED IN THIS SECTION 9 ARE EFFECTIVE REGARDLESS OF WHETHER THOSE RELEASED MATTERS ARE PRESENTLY KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, OR FORESEEN OR UNFORESEEN.

(b)Each of the Parties understands that Section 1542 of the California Civil Code provides:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

10.No Default. Each party hereto (the “Representing Party”) represents and warrants to the other that, to the best of the Representing Party’s knowledge, Sublandlord and Subtenant are not in default of any of their respective obligations under the Lease.
11.Confidentiality. Each party hereto agrees that neither it, nor anyone acting on its behalf or in concert with it, will disclose any information relating to the events giving rise to this Amendment, to any person or entity, and will hold all such information in the strictest confidentiality, except if compelled to disclose it by a court of law. The foregoing shall not prohibit or restrict a party (or its attorneys) from initiating communications directly with, responding to any inquiry from, or providing testimony to, the Securities and Exchange Commission (SEC), the Financial Industry Regulatory Authority (FINRA), any other self-regulatory organization, or any other federal, state or international regulatory authority. In addition, nothing

*Confidential Treatment Requested.

in this Section 11 shall prevent a party from sharing information about this Amendment with its accountants or other professionals who require this information for tax preparation purposes.
12.Miscellaneous.
(a)This Amendment and the attached exhibits, which are hereby incorporated into and made a part of this Amendment, set forth the entire agreement between the parties with respect to the matters set forth herein, and supersede all agreements inconsistent herewith, including inconsistent terms contained in that certain Premises Delivery Confirmation Form previously executed by the parties with respect to the third (3rd) and sixth (6th) Floors. There have been no additional oral or written representations or agreements.
(b)Except as herein modified or amended, the provisions, conditions and terms of the Lease shall remain unchanged and in full force and effect.
(c)In the case of any inconsistency between the provisions of the Lease and this Amendment, the provisions of this Amendment shall govern and control.
(d)Submission of this Amendment by Sublandlord is not an offer to enter into this Amendment. Sublandlord shall not be bound by this Amendment until Sublandlord has executed and delivered the same to Subtenant.
(e)Subtenant hereby represents to Sublandlord that Subtenant has dealt with no broker in connection with this Amendment. Subtenant agrees to defend, indemnify and hold Sublandlord harmless from all claims of any brokers claiming to have represented Subtenant in connection with this Amendment. Sublandlord hereby represents to Subtenant that Sublandlord has dealt with no broker in connection with this Amendment. Sublandlord agrees to indemnify and hold Subtenant harmless from all claims of any brokers claiming to have represented Sublandlord in connection with this Amendment.
(f)Each signatory of this Amendment represents hereby that he or she has the authority to execute and deliver the same on behalf of the party hereto for which such signatory is acting.
(g)Each party represents and warrants to the other that it is (i) not currently identified on the Specially Designated Nationals and Blocked Persons List maintained by the Office of Foreign Assets Control, Department of the Treasury (“OFAC”) and/or any other similar list maintained by OFAC pursuant to any authorizing statute, executive order or regulation (collectively, and (ii) not a person or entity with whom a citizen of the United States is prohibited to engage in transactions by any trade embargo, economic sanction, or other prohibition or United States law, regulation, or Executive Order of the President of the United States. Each of the parties hereto covenants and agrees (x) to comply with all requirements of law relating to money laundering, anti-terrorism, trade embargos, economic sanctions, now or hereafter in effect, and (y) to immediately notify the other party in writing if any of the representations, warranties or covenants set forth in this Section 12(g) are no longer true or have been breached or if Subtenant or Sublandlord has a reasonable basis to believe that they may no longer be true or have been breached.
(h)This Amendment may be executed in multiple counterparts each of which is deemed an original but together constitute one and the same instrument. This Amendment may be executed in so-called “pdf” format and each party has the right to rely upon a pdf counterpart of this Amendment signed by the other party to the same extent as if such party had received an original counterpart.
[SIGNATURES ON FOLLOWING PAGE]

*Confidential Treatment Requested.

IN WITNESS WHEREOF, Sublandlord and Subtenant have duly executed this Amendment as of the Amendment Effective Date.

SUBLANDLORD:

CHARLES SCHWAB & CO., INC., a California corporation
By:    /s/ Glenn Cooper
Name:    Glenn Cooper
Title:    SVP, Corporate Real Estate
5/30/2018

SUBTENANT:

FITBIT, INC.,
a Delaware corporation

By:    /s/ Ron Kisling
Print Name:    Ron Kisling
Its:    SVP

By:
Print Name:
Its:

*Confidential Treatment Requested.

SCHEDULE 1

215 FREMONT STREET
PREMISES DELIVERY CONFIRMATION FORM - FLOOR 7

To:	Charles Schwab & Co., Inc.
Attn: Senior Vice President
Corporate Real Estate
211 Main Street
San Francisco, CA 91405
Charles Schwab & Co., Inc.
P.O. Box 881566
San Francisco, CA 9488-1566
Attn: Corporate Real Estate Lease Administration

Re:
Office Sublease dated April 11, 2016 (the “Lease”) between Charles Schwab & Co., Inc., a California corporation (“Sublandlord”), and Fitbit Inc., a Delaware corporation (“Tenant”), concerning Floor 7 of the office building located at 215 Fremont Street, San Francisco, California.

Gentlemen:
In accordance with the Lease, we wish to confirm as follows:

1.	The Delivery Date for Floor 7 was January 1, 2017 (the “7th Floor Delivery Date”).

2.
As a result of the 7th Floor Delivery Date, the Rent Commencement Date for Floor 7 was April 1, 2017, and the initial Base Rent for such floor was $[*] per month, until April 1, 2018, at which time the Base Rent for such Floor increased to $[*].

3.	The Subtenant Improvement Allowance for Floor 7 was $[*].

4.	The Rent Commencement Date for each previously delivered Floor and the current Base Rent for each such Floor is as follows:

Floor	Rent Commencement Date	Current Monthly Base Rent through 3/31/19
Initial Premises (Floors 3 and 6)	April 1, 2016 (Floor 3) July 1, 2016 (Floor 6)	$[*]

5.	The Base Year for Floor 7 is 2017, and Subtenant’s Share for such Floor is [*]%.

6.
Sublandlord and Subtenant agree that the Initial Premises Subtenant Work Letter governed construction of the Subtenant Improvements for Floor 7, except (i) the amount of the Subtenant Improvement Allowance for Floor 7 was as set forth in Section 3 above, (ii) all references to the “Initial Premises” meant Floor 7, and (iii) Sections 5.1 and 5.2 of the Subtenant Work Letter were inapplicable.

*Confidential Treatment Requested.

7.
Pursuant to Section 6.4 of the Lease, Subtenant previously requested to exercise its right to use Building UPS Power and E-Power for the Premises. At this time the Backup Utility Feed for 2018 is estimated to be $[*] for Floor 7, and such amount has been paid in full.

Agreed to and accepted as
of May 30, 2018.
“Sublandlord”:

CHARLES SCHWAB & CO., INC.,
a California corporation

By:     /s/ Glenn Cooper
Name: Glenn Cooper
Title: SVP, Corporate Real Estate
5/30/2018
“Subtenant”:

FITBIT, INC.,
a Delaware corporation

By:    /s/ Ron Kisling
Print Name:    Ron Kisling
Its:    SVP

By:
Print Name:
Its:

*Confidential Treatment Requested.

SCHEDULE 2

215 FREMONT STREET
PREMISES DELIVERY CONFIRMATION FORM - FLOOR 7A

To:	Charles Schwab & Co., Inc.
Attn: Senior Vice President
Corporate Real Estate
211 Main Street
San Francisco, CA 91405
Charles Schwab & Co., Inc.
P.O. Box 881566
San Francisco, CA 9488-1566
Attn: Corporate Real Estate Lease Administration

Re:
Office Sublease dated April 11, 2016 (the “Lease”) between Charles Schwab & Co., Inc., a California corporation (“Sublandlord”), and Fitbit Inc., a Delaware corporation (“Tenant”), concerning Floor 7A of the office building located at 215 Fremont Street, San Francisco, California.

Gentlemen:
In accordance with the Lease, we wish to confirm as follows:

1.	The Delivery Date for Floor 7A was January 1, 2017 (the “Floor 7A Delivery Date”).

2.
As a result of the Floor 7A Delivery Date, the Rent Commencement Date for Floor 7A was April 1, 2017, and the initial Base Rent for such floor was $[*] per month, until April 1, 2018, at which time the Base Rent for such Floor increased to $[*].

3.	The Subtenant Improvement Allowance for Floor 7A was $[*].

4.	The Rent Commencement Date for each previously delivered Floor and the current Base Rent for each such Floor is as follows:

Floor	Rent Commencement Date	Current Monthly Base Rent through 3/31/19
Initial Premises (Floors 3 and 6)	April 1, 2016 (Floor 3) July 1, 2016 (Floor 6)	$[*]

5.	The Base Year for Floor 7A is 2017, and Subtenant’s Share for such Floor is [*]%.

6.
Sublandlord and Subtenant agree that the Initial Premises Subtenant Work Letter governed construction of the Subtenant Improvements for Floor 7A, except (i) the amount of the Subtenant Improvement Allowance

*Confidential Treatment Requested.

for Floor 7A was as set forth in Section 3 above, (ii) all references to the “Initial Premises” meant Floor 7A, and (iii) Sections 5.1 and 5.2 of the Subtenant Work Letter were inapplicable.

7.
Pursuant to Section 6.4 of the Lease, Subtenant previously requested to exercise their right to use Building UPS Power and E-Power for the Premises. At this time the Backup Utility Feed for 2018 is estimated to be $[*] for Floor 7A, and such amount has been paid in full.

Agreed to and accepted as
of May 30, 2018.
“Sublandlord”:

CHARLES SCHWAB & CO., INC.,
a California corporation

By:     /s/ Glenn Cooper
Name: Glenn Cooper
Title: SVP, Corporate Real Estate
5/30/2018
“Subtenant”:

FITBIT, INC.,
a Delaware corporation

By:    /s/ Ron Kisling
Print Name:    Ron Kisling
Its:    SVP

By:
Print Name:
Its:

*Confidential Treatment Requested.

SCHEDULE 3
215 FREMONT STREET
PREMISES DELIVERY CONFIRMATION FORM - FLOOR 5

To:	Charles Schwab & Co., Inc.
Attn: Senior Vice President
Corporate Real Estate
211 Main Street
San Francisco, CA 91405

Charles Schwab & Co., Inc.
P.O. Box 881566
San Francisco, CA 9488-1566
Attn: Corporate Real Estate Lease Administration

Re:
Office Sublease dated April 11, 2016 (the “Lease”) between Charles Schwab & Co., Inc., a California corporation (“Sublandlord”), and Fitbit Inc., a Delaware corporation (“Tenant”), concerning Floor 5 of the office building located at 215 Fremont Street, San Francisco, California.

Gentlemen:
In accordance with the Lease, we wish to confirm as follows:

1.	The Delivery Date for Floor 5 was November 1, 2017 (the “5th Floor Delivery Date”).

2.
As a result of the 5th Floor Delivery Date, the Rent Commencement Date for Floor 5 was February 1, 2018, and the initial Base Rent for such floor was $[*] per month, until April 1, 2018, at which time the Base Rent for such Floor increased to $[*].

3.	The Subtenant Improvement Allowance for Floor 5 shall be $[*].

4.	The Rent Commencement Date for each previously delivered Floor and the current Base Rent for each such Floor is as follows:

Floor	Rent Commencement Date	Current Monthly Base Rent through 3/31/19
Initial Premises (Floors 3 and 6)	April 1, 2016 (Floor 3) July 1, 2016 (Floor 6)	$[*]
Floor 7	April 1, 2017	$[*]
Floor 7A	April 1, 2017	$[*]

5.	The Base Year for Floor 5 is 2018, and Subtenant’s Share for such Floor is [*]%.

*Confidential Treatment Requested.

6.
Sublandlord and Subtenant agree that the Initial Premises Subtenant Work Letter shall govern construction of the Subtenant Improvements for Floor 5, except (i) the amount of the Subtenant Improvement Allowance for Floor 5 shall be as set forth in Section 3 above, (ii) all references to the “Initial Premises” shall mean Floor 5, and (iii) Sections 5.1 and 5.2 of the Subtenant Work Letter shall be inapplicable.

Agreed to and accepted as
of May 30, 2018.
“Sublandlord”:

CHARLES SCHWAB & CO., INC.,
a California corporation

By:     /s/ Glenn Cooper
Name: Glenn Cooper
Title: SVP, Corporate Real Estate
5/30/2018
“Subtenant”:

FITBIT, INC.,
a Delaware corporation

By:    /s/ Ron Kisling
Print Name:    Ron Kisling
Its:    SVP

By:
Print Name:
Its:

*Confidential Treatment Requested.